UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

February 2, 2010

MONOLITHIC POWER SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51026	77-0466789
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6409 Guadalupe Mines Road

San Jose, California 95120

(Address of principal executive offices) (Zip Code)

(408) 826-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On February 2, 2010, the board of directors (the “Board” or Monolithic Power Systems, Inc. (the “Company”) appointed Dr. Jeff Zhou to be a Class II member of the Board to fill a vacancy previously created by the Board. Dr. Zhou will serve on the Company’s Compensation Committee.

It is expected that Dr. Zhou, as an independent director within the meaning of the rules and regulations of the Securities and Exchange Commission and NASDAQ, will participate in the Company’s non-employee director compensation arrangements, in amounts and otherwise as generally described under the heading “Director Compensation” in the proxy statement for the Company’s 2009 annual meeting of stockholders.

In connection with the appointment of Dr. Zhou, the Company entered into an indemnification agreement with him, the terms of which are identical in all material respects to the form of indemnification agreement that the Company has previously entered into with each of its directors, which was filed with the SEC as Exhibit 10.4 of the Company’s Form S-1 Registration Statement filed on November 15, 2004.

In addition, the Company entered into a letter agreement with Dr. Zhou setting forth the terms of his appointment as a director of the Company. A copy of the letter agreement between the Company and Dr. Zhou is attached to this Current Report as Exhibits 10.1. A press release announcing the appointment of Dr. Zhou was issued by the Company on February 2, 2010, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

Other than as described above, there is no arrangement or understanding between Dr. Zhou and any other persons pursuant to which Dr. Zhou was selected as a director. There are no current or proposed transactions between the Company and Dr. Zhou or his immediate family members that would require disclosure under Item 404(a) of Regulations S-K promulgated by the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Letter agreement between the Company and Dr. Jeff Zhou, dated December 16, 2009

99.1	Press release, dated February 2, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter agreement between the Company and Dr. Jeff Zhou, dated December 16, 2009

99.1	Press release, dated February 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 2, 2010	By:	/S/ C. RICHARD NEELY, JR.
C. Richard Neely, Jr.
Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Officer)